TECHNOLOGY TRANSFER AGREEMENT

THIS AGREEMENT made effective as of the 25th day of April, 2007

BETWEEN:

WATAIRE INDUSTRIES INC., a Nevada corporation having an office at Unit 24, 3033 King George Highway, Surrey, BC, Canada   V4P 1B8

(hereafter called “Wataire Industries”)

OF THE FIRST PART

AND:

CANADIAN DEW TECHNOLOGIES INC., a British Columbia corporation, having its principal place of business at 4942 Weaver Drive, Delta, BC, Canada V4M 1R7

(hereafter called “CanDew”)

 OF THE SECOND PART

AND:

TERRENCE NYLANDER, of 4942 Weaver Drive, Delta, BC, Canada V4M 1R7

(hereafter called “Nylander”)

OF THE THIRD PART

AND:

ROLAND V. WAHLGREN, of 2116 Grand Boulevard, North Vancouver, BC, Canada V7L 3Y7

(hereafter called “Wahlgren”)

OF THE FOURTH PART

AND:

WATAIRE INTERNATIONAL INC., a Nevada corporation having an office at Suite 300, Warner Center, 21550 Oxnard Street, Woodland Hills, CA  91367

(hereafter called the “Purchaser”)

OF THE FOURTH PART

WHEREAS:

I.

Wataire Industries and CanDew are the owners of an invention relating to a water treatment process and devices for water-from-air machines;

II.

Wahlgren and Nylander are the inventors of the above invention and possess certain know-how, knowledge, expertise and information with respect to the above invention;

III.

The parties have agreed to enter into this Agreement to reflect the sale by Wataire Industries, CanDew, Wahlgren and Nylander, and the purchase by Purchaser, of all property, including all patents, know-how, knowledge, expertise, information and intellectual property, relating to the above invention subject to the approval of this agreement by the shareholders of Wataire Industries Inc;

NOW THEREFORE, in consideration for the sum of USD $10.00 paid by each party to the other parties hereto and for the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1.

In this Agreement:

(a)

“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Apparatus” means any apparatus for a water treatment process or device that incorporates the Technology, the Invention, the Intellectual Property, the know-how or the Patent;

(c)

“BC Securities Act” means the Securities Act (British Columbia), as amended;

(d)

“Effective Date” means the date first set out in this Agreement;

(e)

“Gross Profits” means gross sales revenue realized by the Purchaser from the sale of the Apparatus or the Products less costs of goods sold relating to the sale of the Apparatus or the Products and shipping, each as determined in accordance with US generally accepted accounting principles;

(f)

“Gross Licensing Revenues” means any license revenues or other payouts or royalties realized by the Purchaser from any license of the Technology, the Inventions, the Patent, the Know-how or the Intellectual Property granted by the Purchaser, less any marketing or other costs attributable thereto, each as determined in accordance with US generally accepted accounting principles;

(g)

“Intellectual Property” means all copyrights, patent rights, trade secret rights, trade names, trademark rights, process information, technical information, contract rights and obligations, designs, drawings, inventions and all other intellectual and industrial property rights of any sort related to or associated with the Invention, including, but not limited to, the Patent;

(h)

“Invention” means the water treatment processes and devices for water-from-air machines described in the Patent;

(i)

“Inventor Shares” has the meaning set out in paragraph 7(b) of this Agreement;

(j)

“Inventors” means, collectively, Nylander and Wahlgren and “Inventor” means any one of Nylander or Wahlgren;

(k)

 “Know-how” means all know-how, knowledge, expertise, inventions, works of authorship, prototypes, technology, information, materials and tools relating to the Invention or to the design, development, manufacture, use and commercial application of the Invention;

(l)

“License Royalty” means the license royalty described in paragraph 7(d) of this Agreement;

(m)

 “Patent” means the patents and patent applications described in Schedule A to this Agreement and any other patent that may be issued in connection with the Invention, or any Improvement, including but not limited to the Patents or Patent applications listed in Schedule A hereto;

(n)

“Products” means any commercial goods or products currently incorporating the Apparatus or otherwise incorporating the Technology, the Invention, the Intellectual Property, the Know-how or the Patent;

(o)

“Sales Royalty” means the sales royalty described in paragraph 7(c) of this Agreement;

(p)

“Technology“ means, collectively, the Invention, the Patent, the Know-how and the Intellectual Property; and

(q)

“Vendors” means, collectively, Wataire Industries and CanDew and “Vendor” means any one of Wataire Industries or CanDew.

TRANSFER OF THE TECHNOLOGY

2.

Subject to the terms and conditions of this Agreement, including delivery of the consideration as provided in this Agreement, the Vendors and the Inventors hereby sell, assign and transfer to Purchaser all of their rights, title and interests in and to the Technology free and clear of all liens, charges, encumbrances and security interests.

3.

The Vendors and the Inventors shall assist the Purchaser in every legal way to evidence, record and perfect the assignment evidenced by this Agreement and to apply for and obtain recordation of, and from time to time enforce, maintain and defend, the assigned rights embodied in the Technology. To the extent that any of the Intellectual Property is a provisional patent, the Vendors and the Inventors shall cooperate with Purchaser and the applicable Patent authorities to attempt to obtain a final grant of those provisional patents and, to the extent any such provisional patents are actually issued in the name or names of any of the Vendors or the Inventors, the Vendors and the Inventors shall promptly assign and transfer such patents, at no cost (except for any filing and recordation fees which shall be borne by the Purchaser), to the Purchaser. If the Purchaser is unable, for any reason whatsoever, to secure the signature of any of the Vendors or the Inventors to any document it is entitled to under this Agreement, each of the Vendors and the Inventors hereby irrevocably designate and appoint the

Purchaser and its duly authorized officers and agents as their resepctive agents and attornies-in-fact with full power of substitution to act for, on behalf of, and instead of the Vendors and the Inventors, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by them.

4.

If, after the Effective Date, the Vendors or the Inventors develop or discover, or are co-developers or co-discoverers of any Improvement to the current technology and application, then such person or persons shall promptly sell, assign and transfer the Improvement to the Purchaser without the payment of any additional amounts or consideration.

5.

The Vendors and the Inventors shall communicate to the Purchaser all Know-how and Intellectual Property in their possession which may reasonably be relevant to the design, manufacture, marketing and use of the Invention.  The Vendors and the Inventors shall continue to communicate to the Purchaser all such further Know-how and Intellectual Property as may later come into their respective possession.

6.

All Know-how and technical information in the possession of the Vendors or the Inventors which may reasonably be relevant to the design, manufacture, marketing, and use of the Invention shall be deemed to be confidential information.  The Vendors and the Inventors shall not disclose or authorize the disclosure of such information to any third party, except as expressly permitted by Purchaser in writing.  The Vendors and the Inventors shall take reasonable precautions to prevent the unauthorised disclosure to third parties of all such confidential information.

CONSIDERATION

7.

In consideration for the sale, assignment and transfer of the Technology by the Vendors and the Inventors to the Purchaser, the Purchaser shall:

(a)

pay to Wataire Industries the sum of CDN $500,000 and issue to Wataire Industries a total of 2,400,000 shares of the common stock of the Purchaser

(b)

upon execution of this Agreement by the parties, issue to the Inventors a total of 2,400,000 shares of the common stock of the Purchaser (the “Inventor Shares”) as follows:

CanDew:

2,400,000 shares of common stock

(c)

for a period of 30 years from the Effective Date, pay to Wataire Industries a Sales Royalty equal to 5% of Gross Profits on the sales of all Apparatus or Products made by the Purchaser; and

(d)

for a period of 30 years from the Effective Date, pay to Wataire Industries a License Royalty equal to 5% of Gross Licensing Revenues.

8.

The Sales Royalty and the License Royalty shall be payable on a quarterly basis within 60 days of the end of the Purchaser’s fiscal quarter, except that the Sales Royalty and the License Royalty payable in respect of the Purchaser’s last fiscal quarter of each fiscal year shall be payable within 115 days of the Purchaser’s fiscal year end.

RESTRICTION ON TRANSFER OF SHARES

9.

Each of the Vendors/ Inventors acknowledges and agrees that the Vendors/Inventor Shares to be issued to them shall be issued pursuant to Regulation S of the 1933 Act and paragraphs 45(2)3 and 74(2)(2) of the BC Securities Act and that they shall not resell, transfer or hypothecate the Vendors/Inventor Shares without the prior registration of the Vendors/Inventor Shares under the 1933 Act and the BC Securities Act and the prior filing of a prospectus under the BC Securities Act or an opinion of counsel satisfactory to the Purchaser that such registration and prospectus are not necessary.

10.

Each of Vendors/Inventors agree that they shall not engage in any hedging transactions with regard to the Vendors/Inventor Shares unless such hedging transactions are made in compliance with the 1933 Act.

11.

Each of the Vendors/Inventors acknowledges and agrees that the Purchaser shall refuse to register any transfer of the Vendors/Inventor Shares which is not made in accordance with applicable securities legislation.

12.

Each of the Vendors/Inventors acknowledges and agrees that all certificates representing the Vendors/Inventor Shares shall be endorsed with the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

13.

Each of the Vendors/Inventors hereby represents and warrants to the Purchaser in connection with the Inventor Shares to be issued to them, as follows:

(a)

The Vendors/Inventor is acquiring the Inventor Shares to be issued to them for their own account for investment purposes, with no present intention of dividing any interest in the Vendors/Inventor Shares to be issued to them with others or of reselling or otherwise disposing of all or any portion of the same;

(b)

The Vendors/Inventor does not intend any sale of the Vendors/Inventor Shares to be issued to them, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(c)

The Vendors/Inventor have no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Vendors/Inventor Shares issued to them;

(d)

The Vendors/Inventor are not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Vendors/Inventor Shares issued to them;

(e)

The Vendors/Inventor Shares were offered to the Vendors/Inventor in direct communication between the Vendors/Inventor and the Purchaser and not through any advertisement or directed sales effort of any kind;

(f)

The Vendors/Inventor have the financial means to bear the economic risk of an investment in the Inventor Shares issued to them;

(g)

The Vendors/Inventor have had full opportunity to review the Purchaser’s filings with the SEC pursuant to the United States Securities Exchange Act of 1934, including the Purchaser’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and believes he has received all the information it considers necessary or appropriate for deciding whether to purchase the Inventor Shares to be issued to them. The Vendors/Inventor further represents and warrants that they have had an opportunity to ask questions and receive answers from the Purchaser regarding the terms and conditions of the offering of the Vendors/Inventor Shares to them and the business, properties, prospects and financial condition of the Purchaser.  The Vendors/Inventor have had full opportunity to discuss this information with the Vendors/Inventor’s legal and financial advisers prior to execution of this Agreement; and

(h)

The Vendors/Inventor are not a resident of the United States and is otherwise not a “U.S. Person” as that term is defined in Regulation S of the 1933 Act and the Vendors/Inventor are not acquiring the Vendors/Inventor Shares to be issued to them for the account or benefit of any such U.S. Person.

A “U.S. Person” is defined by Regulation S of the 1933 Act to be any person who is:

(a)

any natural person resident in the United States;

(b)

any partnership or corporation organized or incorporated under the laws of the United States;

(c)

any estate of which any executor or administrator is a U.S. person;

(d)

any trust of which any trustee is a U.S. person;

(e)

any agency or branch of a foreign entity located in the United States;

(f)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)

any partnership or corporation if:

(i)

organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

PATENT

14.

The Vendors, and, if necessary to perfect the assignment, transfer and sale of the Technology to the Purchaser provided for in this Agreement, the Inventors, shall execute assignments of the Patent, including any patent application, in a form registerable with the applicable Patent authorities, at closing and without the payment of any further amount to the Vendors or the Inventors.  The Vendors and the Inventors agree to use their best efforts to assist the Purchaser in obtaining the grant of a patent with respect to the Invention or the Apparatus at the earliest possible date.  The Purchaser agrees to take all steps and incur all expenses to obtain a grant of patent, or maintain any patent granted, with respect to the Invention or the Apparatus with the United States Patent and Trademark Office.  The Inventors and the Vendors agree to assist the Purchaser in pursuing the grant of foreign patents in the event that the Purchaser determines it is advisable to apply for such foreign patents.

RECORDKEEPING

15.

The Purchaser shall keep and maintain adequate records in relation to the calculation of royalties due to Wataire Industries under this Agreement.  These records shall be prepared, stated and maintained by Purchaser in accordance with United States generally accepted accounting principles and such records shall, upon reasonable notice being provided by Wataire Industries, be made available to Wataire Industries for the purpose of verifying the accuracy of the royalty payments made to Wataire Industries.

WARRANTIES AND REPRESENTATIONS

16.

The Vendors and the Inventors hereby jointly and severally warrant and represent to the Purchaser as follows:

(a)

The Vendors and the Inventors are the sole owner of the Invention, the Patent, the Know-how and the Intellectual Property free and clear of all liens, charges, encumbrances and security interests;

(b)

The Vendors and the Inventors  the power to sell, assign and transfer all of their right, title and interest in and to the Invention, the Patent, the Know-how and the Intellectual Property to the Purchaser;

(c)

The Vendors and the Inventors not made, granted or entered into any assignment, encumbrance, license or other agreement affecting the Invention, the Patent, the Know-how and the Intellectual Property;

(d)

Neither the Vendors nor the Inventors are aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the ownership, development, manufacture, sale or use of the Invention, the Patent, the Know-how and the Intellectual Property;

(e)

The use of the Technology by the Vendors or the Inventors has never given rise to any legal action alleging infringement of any patent, trademarks or other intellectual property rights of any other person;

(f)

The Vendors and the Inventors were not acting within the scope of any employment or consultancy arrangement with any third party when conceiving, creating or otherwise performing any activity with respect to the Invention, the Patent, the Know-how and the Intellectual Property;

(g)

The Vendors and the Inventors are not aware of any questions or challenges with respect to the patentability or validity of any claims of any existing patents or patent pendings relating to the Invention, the Patent, the Know-how and the Intellectual Property; and

(h)

The Patent, including any patent applications, have been filed with the appropriate patent authorities in accordance with all required laws and regulations and are in good standing.

ENTIRE AGREEMENT / TERMINATION OF PRIOR AGREEMENTS

17.

This Agreement and the schedules attached hereto constitute the entire agreement between the parties, relating to the subject matter hereof and supersedes all previous agreements, communications, expectations, negotiations, representations or understandings, whether oral or written, express or implied, statutory or otherwise.

18.

Upon execution of this Agreement by the parties hereto, Wataire Industries and the Purchaser agree to terminate and cancel the provisions of the Exclusive License Agreement between Wataire Industries and the Purchaser dated as of July 10 2006 and the Exclusive License Agreement between Wataire Industries and the Purchaser dated as of September 12, 2006, including any and all amendments thereto.

19.

Upon the execution of this Agreement by the parties hereto, CanDew and Wataire Industries agree to terminate and cancel the provisions of the Memorandum of Agreement dated July 14, 2004 between CanDew and Wataire Industries, including any and all amendments thereto.

HEADINGS

20.

The headings are inserted solely for convenience of reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

MODIFICATION AND WAIVER

21.

No cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy hereby provided, shall be effective for any purpose unless specifically set forth in writing, signed by the party to be bound thereby.  No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

FURTHER ASSURANCES

22.

The parties shall execute such further documents and do such further things as may be necessary to give full effect to the provisions of this Agreement and the intent embodied herein.

GENDER

23.

Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals and vice versa.

CLOSING

24.

Closing shall take place at the offices of the Purchaser forthwith on execution of this Agreement.  At the closing, the Purchaser shall deliver to the Vendors/Inventors certificates evidencing the Vendors/Inventor Shares issuable to them. At the closing, Wataire Industries shall acknowledge the receipt of the CDN $500,000 from the Purchaser and the Vendors and the Inventors shall deliver the assignments of the Patent referred to in Paragraph 14 of this Agreement.

SURVIVAL

25.

All covenants, agreements, representations and warranties on the part of each of the parties to this Agreement, notwithstanding any investigations or enquiries made by any of the parties to this Agreement prior to the Effective Date or the waiver of any condition by any of the parties to this Agreement, shall survive the date hereof.

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TIME OF THE ESSENCE

26.

Time shall be of the essence of this Agreement and all provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under their corporate seals and the hands of their proper officers duly authorized in that behalf.

WATAIRE INDUSTRIES INC. By its authorized signatory: /s/ Max Weissengruber _______________________________ Name Max Weissengruber Title President	CANADIAN DEW TECHNOLOGIES INC. By its authorized signatory: /s/ Roland Wahlgren _______________________________ Name Roland Wahlgren Title Scientific & Technical Director
WATAIRE INTERNATIONAL INC. By its authorized signatory: /s/ Robert Rosner _______________________________ Name Robert Rosner Title Chief Executive Officer

SIGNED, SEALED AND DELIVERED

)

BY TERRENCE NYLANDER

)

in the presence of:

)

)

/s/   N. Hampton                                             )

)

Signature of Witness

)

/s/  Terrence Nylander

 N. Hampton                                                   )

)

TERRENCE NYLANDER

Name of Witness

)

Delta, BC                                                        )

)

Address of Witness

)

V4M 2W5                                                        )

)

)

SIGNED, SEALED AND DELIVERED

)

BY ROLAND V. WAHLGREN

)

in the presence of:

)

)

/s/   M. Marchand                                           )

)

Signature of Witness

)

/s/ Roland Wahlgren

Melanie Marchand                                         )

)

ROLAND V. WAHLGREN

Name of Witness

)

246 Grand Blvd                                              )

)

Address of Witness

)

North Vancouver, BC                                     )

)

)

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SCHEDULE A

PATENTS AND PATENT APPLICATIONS

TITLE OF INVENTION	SERIAL NO.	DATE FILED
Water Treatment Processes And Devices For Water-From-Air Machines	11/514,719	August 31, 2006